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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Supplement to Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Ladish Co., Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

5481 South Packard Avenue
Cudahy, Wisconsin 53110

Dear Shareholders:

        You are invited to attend the rescheduled 2003 Annual Meeting of Shareholders of Ladish Co., Inc., a Wisconsin corporation, which will be held on Friday, June 6, 2003, at 10:00 a.m. Central Daylight Time, in the Creole Meeting Room of the Four Points Hotel Sheraton Milwaukee Airport located at 4747 South Howell Avenue, Milwaukee, Wisconsin.

        On or about April 10, 2003, we mailed to shareholders of record as of the close of business on March 28, 2003 a copy of our Proxy Statement relating to the 2003 Annual Meeting. Because we rescheduled the 2003 Annual Meeting, we are sending you the enclosed notice of the rescheduled meeting, a copy of the Proxy Statement we previously mailed and a Supplement to the Proxy Statement. The Supplement amends and modifies, and should be read in conjunction with, the Proxy Statement. The Notice of Annual Meeting of Shareholders, the Proxy Statement and the Supplement together describe the matters to be acted upon at the 2003 Annual Meeting. Also enclosed with this letter are our Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and our Annual Report on Form 10-K for the year ended December 31, 2002.

        You may have received proxy solicitation materials from Grace Brothers, Ltd., a dissident shareholder, which is seeking to take control of Ladish Co., Inc. The board of directors believes that Grace Brothers, Ltd.'s proxy solicitation is not in the best interests of Ladish Co., Inc. and its shareholders and strongly urges you to REJECT the Grace nominees to our board of directors and NOT vote on, sign or mail any of Grace's GREEN proxy cards. If you submit any of Grace's GREEN proxy cards, even as a vote of protest, you will revoke your previously sent WHITE proxy card in support of our board of directors.

        Whether or not you plan to attend the 2003 Annual Meeting in person, it is important that your shares be represented and voted. We urge you to give the Proxy Statement and the Supplement your immediate attention. You may have previously received a WHITE proxy card on which you may have voted and which you may have already returned. HOWEVER, WE HAVE ENCLOSED A SECOND WHITE PROXY CARD FOR YOUR USE, IN CASE YOU HAVE MISPLACED THE WHITE PROXY CARD PREVIOUSLY SENT OR YOU WISH TO CHANGE YOUR VOTE. IF YOU HAVE ALREADY VOTED YOUR PROXY AND YOU DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO RETURN THE SECOND PROXY CARD. AGAIN, THE BOARD OF DIRECTORS URGES YOU NOT TO RETURN GRACE'S GREEN PROXY CARD AND TO VOTE ON, SIGN AND RETURN YOUR WHITE PROXY CARD IN SUPPORT OF OUR BOARD OF DIRECTORS.

        Thank you for your continued support.

                      Sincerely,

                      Kerry L. Woody
                      President and Chief Executive Officer

May 15, 2003

LADISH CO., INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FRIDAY, JUNE 6, 2003

        The 2003 Annual Meeting of Shareholders of Ladish Co., Inc., originally scheduled to be held on Wednesday, May 14, 2003, has been postponed to Friday, June 6, 2003, at 10:00 a.m. Central Daylight Time, in the Creole Meeting Room of the Four Points Hotel Sheraton Milwaukee Airport located at 4747 South Howell Avenue, Milwaukee, Wisconsin. The 2003 Annual Meeting of Shareholders is to be held for the following purposes:

  (1)
  To elect seven (7) Directors, to serve for the term of one year or until their successors have been elected and have duly qualified; and

  (2)
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record as of the close of business on May 12, 2003 will be entitled to notice of and to vote at the 2003 Annual Meeting or any adjournment thereof, notwithstanding the transfer of any stock on the books of Ladish Co., Inc. after such record date.

        The Proxy Statement, dated March 28, 2003, a Supplement to the Proxy Statement, dated May 15, 2003, and a WHITE proxy card accompany this Notice of Annual Meeting of Shareholders. Also included with this Notice are our Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and our Annual Report on Form 10-K for the year ended December 31, 2002.

                      Sincerely,

                      Wayne E. Larsen
                      Secretary

Cudahy, Wisconsin
May 15, 2003

LADISH CO., INC.
5481 South Packard Avenue
Cudahy, Wisconsin 53110

SUPPLEMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, JUNE 6, 2003

        The following information supplements and amends the Proxy Statement, dated March 28, 2003, of Ladish Co., Inc. furnished to shareholders in connection with the solicitation of proxies on behalf of the board of directors of Ladish Co., Inc. for use at the 2003 Annual Meeting of Shareholders and at any adjournments or postponements thereof. The 2003 Annual Meeting, originally scheduled to be held on Wednesday, May 14, 2003, has been postponed to Friday, June 6, 2003, at 10:00 a.m. Central Daylight Time in the Creole Meeting Room of the Four Points Hotel Sheraton Milwaukee Airport located at 4747 South Howell Avenue, Milwaukee, Wisconsin. This Supplement, which should be read in conjunction with the Proxy Statement, is first being furnished to shareholders of Ladish Co., Inc. on or about May 15, 2003. The Proxy Statement previously furnished to shareholders on or about April 10, 2003 is also being furnished with this Supplement.

        Only holders of record of shares of common stock of Ladish Co., Inc. as of the close of business on May 12, 2003 are entitled to receive notice of and to vote at the 2003 Annual Meeting.

        On April 17, 2003, Grace Brothers, Ltd. publicly announced its intention to seek to gain control of the board of directors of Ladish Co., Inc. by soliciting proxies in an effort to elect a slate of six nominees, selected by it, at the 2003 Annual Meeting. The six nominees that Grace Brothers, Ltd. is seeking to place on the board of directors are referred to in this Supplement as the "Grace Nominees." The Grace Nominees, if elected, would constitute a majority of the membership of the entire board of directors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS REJECT THE GRACE NOMINEES. THE BOARD OF DIRECTORS URGES SHAREHOLDERS TO VOTE FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES NAMED IN LADISH CO., INC.'S PROXY STATEMENT.

        PLEASE RETURN YOUR WHITE PROXY CARD. WE URGE YOU NOT TO MAIL, SIGN OR VOTE ON ANY GREEN PROXY CARDS SENT TO YOU BY GRACE BROTHERS, EVEN AS A VOTE OF PROTEST, BECAUSE THE SUBMISSION OF A GREEN PROXY CARD WILL REVOKE YOUR PREVIOUSLY SENT WHITE PROXY CARD.

        YOU MAY HAVE PREVIOUSLY RECEIVED A WHITE PROXY CARD ON WHICH YOU MAY HAVE VOTED AND WHICH YOU MAY HAVE ALREADY RETURNED. HOWEVER, WE HAVE ENCLOSED A SECOND WHITE PROXY CARD FOR YOUR USE, IN CASE YOU HAVE MISPLACED THE WHITE PROXY CARD PREVIOUSLY SENT OR YOU WISH TO CHANGE YOUR VOTE. IF YOU HAVE ALREADY VOTED YOUR PROXY AND YOU DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO RETURN THE SECOND PROXY CARD. ONLY YOUR LATEST DATED, SIGNED PROXY CARD WILL BE COUNTED. IF YOU WISH TO SUPPORT THE LADISH CO., INC. BOARD OF DIRECTORS, MAKE SURE THAT YOUR MOST RECENT PROXY CARD IS OUR WHITE PROXY CARD.

RECENT DEVELOPMENTS

        On or about April 10, 2003, Ladish Co., Inc. commenced mailing to its shareholders its Proxy Statement for the 2003 Annual Meeting.

        On April 17, 2003, Grace Brothers, Ltd. filed a preliminary proxy statement with the Securities and Exchange Commission, or SEC, announcing its intention to seek to gain control of the board of directors by soliciting proxies in an effort to elect its own slate of six director nominees to the board of directors at the 2003 Annual Meeting. On April 21, 2003, Grace Brothers issued a press release publicly announcing its intention to seek control of the Ladish board.

        On May 1, 2003, Grace Brothers filed a definitive proxy statement with the SEC to seek to gain control of the board of directors by soliciting proxies in an effort to elect its own slate of six director nominees to the board of directors at the 2003 Annual Meeting.

        Given Grace Brothers' action, Ladish Co., Inc. decided to reschedule the 2003 Annual Meeting to provide shareholders with sufficient time to review information related to the issues to be voted upon. On May 1, 2003, Ladish Co., Inc. announced the postponement of the 2003 Annual Meeting, originally scheduled to be held on Wednesday, May 14, 2003, to Friday, June 6, 2003. The record date for the 2003 Annual Meeting was changed to May 12, 2003.

        On May 5, 2003, Grace Brothers filed a preliminary proxy statement with the SEC reflecting the change in the meeting and record dates.

MISCELLANEOUS INFORMATION

Participants in the Solicitation

        Under applicable regulations of the SEC, members of the board of directors and certain officers, employees and advisors of Ladish Co., Inc. may be deemed to be "participants" with respect to Ladish Co., Inc.'s solicitation of proxies in connection with the 2003 Annual Meeting. Certain information concerning participants is set forth in the Proxy Statement, this Supplement and in Annex A to this Supplement.

Voting Securities and Shareholders

        The following amends and restates the information set forth in the Proxy Statement under the caption "Voting Securities and Stockholders."

        The outstanding voting securities of Ladish Co., Inc. consist entirely of shares of common stock, $0.01 par value per share, each share of which entitles the holder thereof to one vote, except as otherwise provided by applicable law. The record date for the determination of the shareholders entitled to notice of and to vote at the 2003 Annual Meeting, or any adjournment thereof, has been established by the Board of Directors as the close of business on May 12, 2003. As of May 12, 2003, there were outstanding and entitled to vote 13,023,393 shares of common stock.

        The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the 2003 Annual Meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained. A holder of common stock will be entitled to one vote per share on each matter properly brought before the meeting, except as otherwise provided by applicable law. Cumulative voting is not permitted in the election of directors.

        The proxy card provides space for a shareholder to withhold authority for voting for any nominee for the Board of Directors. Under Wisconsin law, directors are elected by a plurality of the votes cast at the meeting. Each other matter to be submitted to the shareholders requires the affirmative vote of

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a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "withhold authority" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

        As of May 9, 2003, no person was known by Ladish Co., Inc. to own beneficially more than five percent (5%) of the outstanding shares of common stock of Ladish Co., Inc., except as shown in the following table:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned at May 9, 2003	Percent of Class
Grace Brothers, Ltd.(1) 1650 Sherman Avenue, Suite 900 Evanston, Illinois 60201	3,858,973	29.6%
State Street Research & Management Company(1) 1 Financial Center, 30th Floor Boston, Massachusetts 02111	1,460,027	11.2%
Cannell Capital Management(1) 150 California Street, 5th Floor San Francisco, California 94111	1,115,900	8.6%
Dimensional Fund Advisors Inc.(1) 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	1,046,200	8.0%
Wellington Management Company, LLP(1) 75 State Street, 19th Floor Boston, Massachusetts 02109	665,000	5.1%

(1)
Information regarding the above shareholders and their beneficial ownership of Ladish Co., Inc. shares was obtained from the Schedule 13D/A of Grace Brothers, Ltd. dated March 21, 2003, the Schedule 13G of Dimensional Fund Advisors Inc. dated February 3, 2003, the Schedule 13G of State Street Research & Management Company dated February 19, 2003, the Schedule 13F of Cannell Capital Management dated February 7, 2002 and the Schedule 13G of Wellington Management Company, LLP dated February 14, 2003.

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        The following table shows the number of shares of common stock beneficially owned by each director or nominee, by the executive officers named in the Summary Compensation Table in the Proxy Statement and by all directors, nominees and executive officers as a group, based upon information supplied by them:

Name	Number of Shares Beneficially Owned at May 9, 2003 (1)	Percent of Class
Lawrence W. Bianchi	5,000	*
Margaret Bertelsen Hampton	2,900	*
Leon A. Kranz	0	*
Wayne E. Larsen	97,800	*
William J. Lazzari	15,600	*
Scott D. Roeper	0	*
Robert W. Sullivan	15,083	*
Randy B. Turner	16,500	*
Gary J. Vroman	70,000	*
Kerry L. Woody	178,467	1.4%
Directors and Executive Officers as a Group (14 persons)	401,350	3.1%

*
Less than 1%

(1)
Unless otherwise noted, all shares are owned directly and the owner has the right to vote the shares, except for shares that officers and directors have the right to acquire under Ladish Co., Inc.'s stock option plans as of the record date or within sixty (60) days thereafter, which for Messrs. Woody, Larsen, Lazzari, Vroman and Turner are 178,167; 95,500; 15,000; 70,000 and 16,500 shares, respectively.

Method and Cost of Proxy Solicitation

        As a result of the proxy contest initiated by Grace Brothers, Ladish Co., Inc. will incur additional costs in connection with its solicitation of proxies. Ladish Co., Inc. has retained Innisfree M&A Incorporated to assist in the solicitation of proxies for a fee of approximately $100,000 plus out-of-pocket expenses. Innisfree M&A will employ approximately 50 people to solicit proxies from Ladish Co., Inc.'s shareholders. In addition to solicitation of proxies, Innisfree M&A will provide advisory services as requested pertaining to the solicitation of proxies. Ladish Co., Inc. has agreed to indemnify Innisfree M&A against certain liabilities arising out of or in connection with Innisfree M&A's engagement, including liabilities under the federal securities laws. Proxies may be solicited by mail, courier service, Internet, advertising, telephone, telegram, telecopier or in person.

        Senior executive officers and directors of Ladish Co., Inc. may solicit proxies and will not receive additional compensation for this activity.

        Expenses related to the solicitation of proxies from shareholders, in excess of those normally spent for an annual meeting, are expected to aggregate approximately $475,000, none of which has been spent to date.

Rights Agreement

        As of April 28, 2003, Ladish Co., Inc. amended and restated its Rights Agreement originally adopted in 1998. The amendments to the Rights Agreement include (i) amending the stock ownership threshold required to become an "acquiring person" under the Rights Agreement from 20% or more of the outstanding shares of common stock to 20% or more of the collective voting power of the outstanding shares of common stock and (ii) amending the provision that excludes Grace Brothers, Ltd.

4

from the definition of "acquiring person" under the Rights Agreement to provide that Grace Brothers, Ltd. is excluded from the definition of "acquiring person" but only as long as Grace Brothers, Ltd., together with its affiliates and associates, does not beneficially own shares of common stock representing voting power greater than Grace Brothers, Ltd.'s voting power as of the open of business on April 28, 2003. On May 6, 2003, Ladish Co., Inc. filed an amendment to its registration statement on Form 8-A with the SEC registering the rights with the Amended and Restated Rights Agreement as an exhibit.

Forward Looking Statements

        Certain statements made in this Supplement and other written or oral statements made by or on behalf of Ladish Co., Inc. may constitute "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and Ladish Co., Inc.'s future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. Ladish Co., Inc. undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Among the factors that might impact Ladish Co., Inc.'s performance are market conditions and demand for Ladish Co., Inc.'s products; competition; interest rates and capital costs; technologies; continued impact upon the commercial aerospace industry from the September 11, 2001 terrorist attacks; raw material and energy prices; unstable governments and business conditions in emerging economies; taxes; and legal, regulatory and environmental issues. These and other important risk factors regarding Ladish Co., Inc. are included under the caption "Forward Looking Statements" in Ladish Co., Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002 and may be discussed in subsequent filings with the SEC.

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ANNEX A

INFORMATION CONCERNING PARTICIPANTS IN

THE SOLICITATION OF PROXIES

BY LADISH CO., INC.

        Under applicable SEC regulations, each member of Ladish Co., Inc.'s board of directors (other than Ms. Hampton and Mr. Sullivan) and certain officers and employees of Ladish Co., Inc. may be deemed a "participant" in the solicitation of proxies for the 2003 Annual Meeting. The following sets forth the name and the present principal occupation or employment, and the name and principal business address of any corporation or other organization in which such employment is carried on, of the persons who may be deemed participants. Unless otherwise indicated, the principal occupation refers to such person's position with Ladish Co., Inc. and the business address is Ladish Co., Inc., 5481 South Packard Avenue, Cudahy, Wisconsin 53110.

Director Nominees

        The following table sets forth the name, principal occupation and principal business addresses of each of the director nominees, other than Kerry L. Woody and Wayne E. Larsen, who are listed under the caption "Executive Officers" below:

Name	Principal Occupation	Business Address
Lawrence W. Bianchi	Retired; Private Investor	24200 N. Alma School Road #9 Scottsdale, Arizona 85255
Leon A. Kranz	President and Chief Executive Officer, Weber Metals, Inc.	Post Office Box 318 16706 Garfield Avenue Paramount, California 90723
Scott D. Roeper	Managing Director and Partner, Facilitator Capital Fund	5133 W. Terrace Drive, Suite 204 Madison, Wisconsin 53718

Executive Officers

        The principal occupations of Ladish Co., Inc.'s executive officers who are deemed participants are set forth below:

Name	Principal Occupation
Kerry L. Woody	President, Chief Executive Officer and Director
Wayne E. Larsen	Vice President Law/Finance, Secretary and Director

Information Regarding Arrangements with Certain Participants

Employment Agreements

        As described in the Proxy Statement, certain of the executive officers named in the Summary Compensation Table, including Messrs. Woody and Larsen, are parties to employment agreements with Ladish Co., Inc. These employment agreements may require Ladish Co., Inc. to make or provide certain payments and benefits to these executive officers upon the involuntary termination of the employee other than for cause. The material terms of the employment agreements for Messrs. Woody and Larsen are described in the Proxy Statement under the caption "Employment Agreements."

Information Regarding Ownership of Ladish Co., Inc. Securities by Participants

        None of the participants own any securities of Ladish Co., Inc. of record but not beneficially. The number of shares of common stock beneficially held by directors and the named executive officers of Ladish Co., Inc. is set forth on page 4 of this Supplement. No other participant owns shares of common stock of Ladish Co., Inc.

Information Regarding Transactions in Ladish Co., Inc.'s Securities by Participants

        The following table sets forth purchases and sales of Ladish Co., Inc.'s equity securities by the participants listed below within the past two years. All transactions were effected in the public market. Except as indicated below, no participant has purchased or sold any equity securities of Ladish Co., Inc. within the past two years.

Name	Date	Number of Shares of Common Stock, Options to Purchase Shares of Common Stock, and Units Acquired or (Disposed of)	Notes
Kerry L. Woody	March 5, 2003	300	(1)
Wayne E. Larsen	March 5, 2003	300	(1)

(1)
Purchase of common stock.

Miscellaneous Information Concerning Participants

        Except as described in this Annex A, the Proxy Statement or the Supplement, neither any participant nor any of their respective associates or affiliates, is either a party to any transaction or series of transactions since December 31, 2001, or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which Ladish Co., Inc. or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any participant or any of their respective associates or affiliates had, or will have, a direct or indirect material interest. An associate or affiliate of a participant is referred to in this Supplement as a "Participant Affiliate." Furthermore, except as described in this Annex A, the Proxy Statement or the Supplement, no participant or Participant Affiliate (i) directly or indirectly beneficially owns any securities of Ladish Co., Inc. or any securities of any subsidiary of Ladish Co., Inc. or (ii) has had any relationship with Ladish Co., Inc. in any capacity other than as a shareholder.

        Except as described in this Annex A, the Proxy Statement or the Supplement, no participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by Ladish Co., Inc. or any of its affiliates or any future transactions to which Ladish Co., Inc. or any of its affiliates will or may be a party. Except as described in this Annex A, the Proxy Statement or the Supplement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate within the past year with any person with respect to any securities of Ladish Co., Inc. None of the participants or Participant Affiliates have been convicted during the past ten years in a criminal proceeding (excluding traffic violations and similar misdemeanors).

Credit Suisse First Boston

        Ladish Co., Inc. has engaged Credit Suisse First Boston LLC, or CSFB, to act as its exclusive financial advisor in connection with its continuing review of certain strategic and financial planning matters. For these services, CSFB is paid customary fees. Pursuant to the terms of the engagement, Ladish Co., Inc. has agreed to reimburse CSFB for its out-of-pocket expenses, including the fees and expenses of CSFB's legal counsel, if any, and any other advisor retained by CSFB, resulting from or arising out of its engagement and to indemnify CSFB and related parties against certain liabilities, including liabilities under the federal securities laws, arising out of CSFB's engagement.

        In the past, CSFB and its affiliates have provided investment banking and other financial services to Ladish Co., Inc. for which services CSFB and its affiliates have received compensation. In the ordinary course of business, CSFB and its affiliates may actively trade the debt and equity securities of Ladish Co., Inc. for their own account and for the accounts of customers and, accordingly, may at any time hold long or short positions in those securities.

        CSFB does not admit that it or any of its directors, officers, employees or affiliates is a "participant," as defined in Schedule 14A promulgated by the SEC, or that such Schedule 14A requires the disclosure of certain information concerning CSFB. CSFB's address is 227 West Monroe Street, Suite 4200, Chicago, Illinois 60606.

IMPORTANT

        PLEASE RETURN YOUR WHITE PROXY CARD. WE URGE YOU NOT TO MAIL, SIGN OR VOTE ON ANY GREEN PROXY CARDS SENT TO YOU BY GRACE BROTHERS, EVEN AS A VOTE OF PROTEST, BECAUSE THE SUBMISSION OF A GREEN PROXY CARD WILL REVOKE YOUR PREVIOUSLY SENT WHITE PROXY CARD. YOU MAY HAVE PREVIOUSLY RECEIVED A WHITE PROXY CARD ON WHICH YOU MAY HAVE VOTED AND WHICH YOU MAY HAVE ALREADY RETURNED. HOWEVER, WE HAVE ENCLOSED A SECOND WHITE PROXY CARD FOR YOUR USE, IN CASE YOU HAVE MISPLACED THE WHITE PROXY CARD PREVIOUSLY SENT OR YOU WISH TO CHANGE YOUR VOTE. IF YOU HAVE ALREADY VOTED YOUR PROXY AND YOU DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO RETURN THE SECOND PROXY CARD. ONLY YOUR LATEST DATED, SIGNED PROXY CARD WILL BE COUNTED. IF YOU WISH TO SUPPORT THE LADISH CO., INC. BOARD OF DIRECTORS, MAKE SURE THAT YOUR MOST RECENT PROXY CARD IS OUR WHITE PROXY CARD.

        Your vote is important. Please take a moment to SIGN, DATE and promptly MAIL your WHITE proxy card in the postage-paid envelope provided. If your shares are held in the name of a brokerage firm, bank nominee or other institution, please sign, date and mail the enclosed WHITE instruction card in the postage-paid envelope provided. If you have any questions or need assistance in voting your shares, please call:

INNISFREE M&A INCORPORATED
501 MADISON AVENUE, 20TH FLOOR
NEW YORK, NEW YORK 10022
TOLL FREE: (888) 750-5834
BANKS & BROKERS CALL COLLECT: (212) 750-5833

May 15, 2003

P R O X Y

ANNUAL MEETING OF SHAREHOLDERS OF

LADISH CO., INC.

June 6, 2003

        This Proxy is being solicited by the Board of Directors of Ladish Co., Inc. (the "Company"). The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy card hereby appoint(s) Wayne E. Larsen and Kerry L. Woody with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of the Company to be held on Friday, June 6, 2003, in the Creole Meeting Room of the Four Points Hotel Sheraton Milwaukee Airport, 4747 South Howell Avenue, Milwaukee, Wisconsin, at 10:00 a.m. Central Daylight Time, and any adjournment thereof (the "Annual Meeting"), and to vote all shares of common stock of the Company held of record by such shareholder(s) as of the close of business on May 12, 2003, upon any and all matters that may properly come before the Annual Meeting or any adjournment thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the shareholder(s) on the reverse side of this proxy card. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any and all other matters that may properly come before the Annual Meeting or any adjournment thereof and the proxy is hereby authorized to vote the shares of common stock represented by the proxy on matters incident to the conduct of the Annual Meeting, including any motion to adjourn or postpone the Annual Meeting (although the proxy does not intend, and is not aware at this time of any intention of any other person, to make such a motion).

        This Proxy may be revoked at any time before the authority hereby granted is exercised by (i) delivering a written statement of revocation to the secretary of the Company, (ii) submitting a later dated proxy or (iii) attending the Annual Meeting and voting in person.

(Continued and to be signed on the reverse side.)

\/ Please detach and mail in the envelope provided. \/

☒
PLEASE MARK YOUR VOTE
IN BLUE OR BLACK INK
AS SHOWN HERE.

Proposal (1): To elect (7) seven Directors, to serve for the term of one year or until their successors have been elected and have duly qualified.

Nominees:

Lawrence W. Bianchi, Margaret B. Hampton,
Leon A. Kranz, Wayne E. Larsen, Scott D. Roeper,
Robert W. Sullivan, Kerry L. Woody

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)
☐	☐	☐

INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write name of such nominee(s) below:

To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

        Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Signature of Shareholder

Date

Signature of Shareholder

Date

Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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LADISH CO., INC. NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FRIDAY, JUNE 6, 2003
RECENT DEVELOPMENTS
MISCELLANEOUS INFORMATION
INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION OF PROXIES BY LADISH CO., INC.